Exhibit 99.1

NASDAQ: CNOB May 2025 Fixed Income Investor Presentation

Disclosures 2 Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to information related to the business combination transaction (the “Merger”) involving ConnectOne Bancorp, Inc . (“CNOB”, or the “Company”) and The First of Long Island Corporation (“FLIC”) (which include, but are not limited to, pro forma financial information, conditions to the consummation of the Merger, regulatory approvals, and any potential capital raising transaction in connection with the Merger) . These statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms, including references to assumptions . The forward-looking statements contained in this presentation reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement . Some factors that could cause actual results to differ materially from historical or expected results include, but are not limited to, those set forth in Item 1 A of the Company's Annual Report on Form 10 -K, as may be supplemented by its Quarterly Reports on Form 10 -Q and Current Reports on Form 8 -K, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U . S . Government including the impact of tariffs and changes in trade policy, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the possibility that the proposed transaction between the Company and FLIC does not close when expected or at all, the failure to satisfy any conditions of final regulatory approvals or satisfy other conditions to closing on a timely basis or at all ; any failure to realize the anticipated benefits of the transaction when expected or at all ; certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; the ability to promptly and effectively integrate the businesses of the Company and FLIC, diversion of management’s attention from ongoing business operations and opportunities ; potential adverse reactions or changes to business, employee, customer and/or counterparty relationships, including those resulting from the completion of the merger and integration of the companies . The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made . The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements . The Company does not assume and expressly disclaims any duty, and does not undertake, to update any forward-looking statements in this presentation to reflect events or circumstances after the date of this statement or otherwise .

Disclosures (Continued) 3 Use of Non-GAAP Financial Measures This presentation contains one or more non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles . We use such non-GAAP financial measures, including efficiency ratio, as adjusted, to provide meaningful supplemental information regarding our performance . We believe these non-GAAP measures and ratios are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods . These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP . The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations . A reconciliation of any non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measure is included in the appendix at the end of this presentation . Additional Important Information and Where to Find It In connection with the proposed acquisition of FLIC, the Company has filed with the SEC a Registration Statement on Form S- 4 (the "Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of FLIC in connection with the transaction . The Registration Statement includes a joint proxy statement of the Company and FLIC and a prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and FLIC . Third Party Sources Certain information contained in this presentation and oral statements made during this presentation relate to or are based upon publications and data obtained from third party sources . While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, and makes no representation as to its accuracy, adequacy, fairness or completeness .

Table of Contents 4 I. ConnectOne Bancorp, Inc. Overview II. Financial Overview III. Loan Portfolio & Asset Quality IV. Funding & Liquidity Management V. Appendix

I. ConnectOne Bancorp, Inc. Overview

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $9.8 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

- **Founded in 2005**

  Well-positioned and prepared to cross $10 billion threshold

- **Commercial Clients a Primary Focus**

  90% of loan portfolio

  65% of deposit base

- **Performance & Profitability**

  Most recent quarter ("MRQ") 0.88% Operating Return on Average Assets[1]

  MRQ 8.6% Operating Return on Average Tangible Common Equity[1]

- **Strong Culture**

  Client first and sense of urgency in every business decision from top to bottom of organization

- **Best-in-Class Efficiency**

  One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$9.8B
in assets
March 31, 2025

$7.8B
in deposits
March 31, 2025

$8.2B
in loans
March 31, 2025

(1) Represents a non-GAAP measure. Please refer to Non-GAAP reconciliation in Appendix

6

Strategic and Financial Merits of the Pro Forma CNOB Franchise

- ✓ Attractive franchise with strong profitability bolstered by transaction synergies
- ✓ Relationship oriented bank with meaningful scale in New Jesey and Long Island markets
- ✓ Long Island expansion is consistent with CNOB's strategic priorities
- ✓ Transaction brings together compatible cultures and risk-averse philosophies
- ✓ CNOB is an experienced acquiror with a track record of successful M&A integrations
- ✓ Transaction included extensive due diligence and the integration is ahead of schedule

Pro Forma Highlights ($B)[(1)]

$13.8	$11.1	$11.1	$1.2	$1.5
Total Assets	Gross Loans	Deposits	Market Capitalization[(2)]	Total Equity

Announced Financial Impacts[(3)]

~36%	~14%	~1.0%	~45%	~3.12%
2025 EPS Accretion[(4)]	2025E ROATCE[(4)]	2025E ROAA[(4)]	2025E Efficiency Ratio[(4)]	2025E Net Interest Margin[(4)]

(1) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised by CNOB (as described in the registration statement on Form S-4 filed by CNOB with the SEC on December 10, 2024 (as amended, the "Form S-4")), and the potential redemption of $75 million of existing CNOB subordinated debt
(2) Based on CNOB stock price of $23.45 as of 5/7/2025
(3) Announced financial impacts presented in investor presentation dated September 5, 2024
(4) Presented assuming fully phased-in cost savings and assuming full year impact for illustrative purposes

7

Pro Forma Geographic Franchise

Pro Forma Geographic Footprint and Financial Highlights



Florida
ConnectOne Bancorp Inc. | 24
First | 37
New York
New Jersey
Long Island



CNOB Deposits Today
NYC & Other 10%
Long Island 3% (3)
New Jersey 87%
CNOB Pro Forma
NYC & Other 8%
New Jersey 60%
Long Island 30% (3)

New Jersey Deposit Market Share

Rank[1]	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Valley National Bancorp (NJ)	30,765	7.1
2.	Provident Financial Services (NJ)	17,797	4.1
3.	OceanFirst Financial Corp. (NJ)	9,512	2.2
4.	Columbia Financial Inc. (NJ)	7,839	1.8
5.	Fulton Financial Corp. (PA)	6,998	1.6
6.	CRB Group Inc. (NJ)	6,922	1.6
7.	**ConnectOne Bancorp Inc. (NJ)[2]**	**6,536**	**1.5**
8.	Peapack-Gladstone Financial (NJ)	5,378	1.2
9.	Kearny Financial Corp. (NJ)	5,067	1.2
10.	Spencer Savings Bank SLA (NJ)	2,855	0.7

Nassau County Deposit Market Share

Rank[1]	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Webster Financial Corp. (CT)	15,936	16.6
2.	Flushing Financial Corp. (NY)	3,661	3.8
3.	Apple Financial Holdings Inc. (NY)	2,316	2.4
4.	**ConnectOne Bancorp Inc. (NJ)[2]**	**2,013**	**2.1**
5.	Hanover Bancorp Inc. (NY)	1,541	1.6
6.	Esquire Financial Holdings Inc (NY)	1,498	1.6
7.	Dime Community Bancshares Inc. (NY)	1,386	1.4
8.	Ridgewood SB (NY)	1,053	1.1
9.	Valley National Bancorp (NJ)	869	0.9
10.	First Central SB (NY)	288	0.3

Suffolk County Deposit Market Share

Rank[1]	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Dime Community Bancshares Inc. (NY)	7,400	11.4
2.	BankUnited Inc. (FL)	2,978	4.6
3.	Webster Financial Corp. (CT)	1,961	3.0
4.	Apple Financial Holdings Inc. (NY)	1,591	2.5
5.	**ConnectOne Bancorp Inc. (NJ)[2]**	**1,325**	**2.0**
6.	Citizens Financial Group Inc. (RI)	699	1.1
7.	Flushing Financial Corp. (NY)	661	1.0
8.	Valley National Bancorp (NJ)	506	0.8
9.	Ridgewood SB (NY)	192	0.3
10.	Hanover Bancorp Inc. (NY)	70	0.1

Source: S&P Capital IQ Pro; Deposit market share data as of 6/30/2024, pro forma for pending and recently completed transactions
(1) Rank excludes money centers and super regional institutions with total assets >$100B
(2) Data shown pro forma for pending acquisition of FLIC announced on September 5, 2024
(3) Reflects Nassau and Suffolk Counties

8

Experienced Leadership 9 Elizabeth Magennis President of ConnectOne Bank Years of Experience 19+ Years CNOB 25+ Years Industry Frank Sorrentino III Chairman, President and CEO Years of Experience Founder of CNOB 20+ Years Industry William S. Burns SEVP and Chief Financial Officer Years of Experience 13+ Years CNOB 45+ Years Industry Christopher Becker Vice Chairman (Former FLIC CEO) Years of Experience 14+ Years FLIC 35+ Years Industry Deep bench strength throughout the organization including compliance, treasury, credit, technology and business leaders

II. Financial Overview

Organic Growth Augmented with Disciplined M&A Strategy

ConnectOne Acquisition and Capital Raise History



Center Bancorp, Inc.
Announced January 2014
- $240M Deal Value[(1)]
- $1.3B Assets[(1)]
Sub-Debt Raise
June 2015
$50M
Sub-Debt Raise
January 2018
$75M
Greater Hudson Bank
Announced July 2018
- $76M Deal Value[(1)]
- $538M Assets[(1)]
Preferred Equity Raise
August 2021
$115M
CNOB
Total Assets ($B)
$1.2
$3.4
$4.0
$4.4
$5.1
$5.5
$6.2
$7.5
$8.1
$9.6
$9.9
$9.9
$9.8
$13.8
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Q1
2025Q1 Pro Forma CNOB+FLIC[(3)]
Initial Public Offering
February 2013
$52M
Follow-On Offering
July 2014
$44M (secondary)
Follow-On Offering
December 2016
$40M
Sub-Debt Raise
June 2020
$75M
BoeFly, LLC
Announced April 2019
- SMB focused online lending marketplace
Bancorp of New Jersey, Inc.
Announced August 2019
- $113M Deal Value[(1)]
- $962M Assets[(1)]
The First of Long Island Corporation
Announced September 2024
- $281M Deal Value[(2)]
- $4.2B Assets[(2)]

(1) Reflects deal value as of announcement; Total assets as of the quarter prior to the completion date of each transaction
(2) Reflects deal value as of announcement; Total assets as of the quarter prior to the announcement date of the transaction
(3) Presented as of 3/31/2025, Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised by CNOB (as described in Form S-4), and the redemption of $75 million of existing CNOB subordinated debt

11

CNOB Balance Sheet Trends 12 (1) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised b y C NOB (as described in Form S - 4), and the potential redemption of $75 million of existing CNOB subordinated debt $7.5 $8.1 $9.6 $9.9 $9.9 $9.8 $13.8 $6.2 $6.8 $8.1 $8.3 $8.3 $8.2 $11.1 $6.0 $6.3 $7.4 $7.5 $7.8 $7.8 $11.1 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC Total Assets Gross Loans HFI Total Deposits (1) ($ in billions)

2.02% 2.23% 2.22% 1.36% 1.22% 1.38% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 CNOB Historical Profitability 13 Operating Return on Average Tangible Common Equity (1) Tangible Book Value per Share (1) Operating Return on Average Assets (1) (1) Represents a non - GAAP measure. Please refer to Non - GAAP reconciliation in Appendix 1.12% 1.71% 1.45% 0.92% 0.78% 0.88% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 12.5% 17.4% 14.8% 9.6% 7.7% 8.6% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 $17.49 $20.12 $21.71 $23.14 $23.92 $24.16 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 Operating Pre - tax Pre - Provision ROAA (1)

CNOB Historical Profitability (Cont.) 14 Operating Efficiency Ratio (1) Operating Noninterest Expense / Average Assets (1) Net Interest Margin Operating Noninterest Income / Operating Revenue (1) (1) Represents a non - GAAP measure. Please refer to Non - GAAP reconciliation in Appendix 3.46% 3.66% 3.69% 2.82% 2.72% 2.93% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 40.9% 38.2% 39.0% 51.5% 55.5% 53.0% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 5.6% 5.4% 4.6% 5.2% 6.3% 5.6% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 1.39% 1.38% 1.42% 1.45% 1.52% 1.56% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1

15.1% 15.3% 14.5% 13.8% 14.1% 14.3% 13.3% 10.0% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC CNOB Consolidated Capital Ratios 15 Tier 1 Leverage Ratio Total Capital Ratio Tangible Common Equity Ratio (1) Tier 1 Capital Ratio (1) Represents a non - GAAP measure. Please refer to Non - GAAP reconciliation in Appendix (2) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised b y C NOB (as described in Form S - 4), and the potential redemption of $75 million of existing CNOB subordinated debt 9.5% 10.1% 9.0% 9.2% 9.5% 9.7% 7.9% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC (2) 9.5% 11.7% 10.7% 10.9% 11.3% 11.3% 8.9% 5.0% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC (2) 10.9% 12.2% 11.7% 12.0% 12.3% 12.5% 10.6% 8.0% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC (2) (2) Well - capitalized threshold Well - capitalized threshold Well - capitalized threshold

Pro Forma Capital Snapshot 16 (1) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised b y C NOB (as described in Form S - 4), and the potential redemption of $75 million of existing CNOB subordinated debt Pro Forma Regulatory Capital – Consolidated Basis (1) Including Interest Rate Purchase Accounting Marks Excluding Interest Rate Purchase Accounting Marks 8.9% Leverage Ratio 9.6% CET1 Ratio 10.6% Tier 1 Ratio 13.3% Total RBC Ratio 9.8% Leverage Ratio 10.7% CET1 Ratio 11.7% Tier 1 Ratio 14.4% Total RBC Ratio Includes impact of $186M of estimated pre - tax interest rate purchase accounting marks

III. Loan Portfolio & Asset Quality

CNOB’s Strong Underwriting Culture 18 □ Disciplined LTV and DSC standards □ Loan origination process supported by specialized teams of credit analysts □ High - quality direct commercial lending platform with little or no reliance on participants or wholesale purchases □ Prudent growth Multi - Faceted Stress Testing □ Every loan tested during underwriting process □ Quarterly modeling performed in conjunction with ALCO processes □ Semi - annual third - party review conducted on approximately two - thirds of the portfolio Continued Focus on Loan Monitoring □ Team of portfolio managers and loan workout specialists Proactive Workout Process □ Reflective of philosophy to aggressively address impaired assets in a timely fashion Underwriting Process □ Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured) □ Lending authority is limited to aggregation of debt to single borrower / group of related borrowers □ Tech investments reinforce thorough, efficient process Credit Officer Approval CEO, CLO and CCO Review Board Loan Committee Approval Comprehensive Underwriting

0.08% 0.31% 0.69% 0.24% (0.04%) 0.03% 0.05% 0.01% 1.18% 0.00% 0.41% 0.09% 0.00% 0.03% 0.07% 0.21% 0.16% 0.17% 0.06% 0.00% 0.04% 0.16% 0.15% 0.06% 0.05% 0.01% 0.03% 0.04% 0.04% 0.05% 0.07% 0.02% 0.02% 0.06% 0.03% 0.02% 1.41% 2.56% 2.56% 1.57% 1.10% 0.69% 0.49% 0.44% 0.47% 0.50% 0.48% 0.51% 0.50% 0.25% 0.27% 0.51% 0.68% 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 CNOB FLIC National Average Historically Strong Credit Cultures 19 (1) Data as disclosed per CNOB Investor Presentation as of 9/5/2024 (2) Sourced from Federal Reserve Economic Data; Includes all Commercial Banks; Q1 2025 National Average is not yet available □ CNOB and FLIC have demonstrated strong credit quality, with average NCOs / Average Loans of 21bps and 5bps since 2008, respectively □ CNOB’s extensive loan level credit review of FLIC covered nearly 100% of commercial exposures, including 100% of criticized and classified loans, 100% of NYC multifamily rent regulated loans, 100% of office CRE loans, and 90% of C&I (1) □ The merged entity will continue to employ strong underwriting and review practices of the legacy companies (2) 0.08% ex. Taxi Medallions 0.02% ex. Taxi Medallions NCO / Average Loans

Diversified Loan Portfolio

ConnectOne Bancorp, Inc.



Non-Owner Occupied CRE 20%
Commercial & Industrial 16%
Construction 12%
Residential 7%
Multifamily 30%
Owner Occupied CRE 15%
$8.2B

Reserves / Gross Loans: 1.00%
Bank Level CRE / TRBC: 419%[2]

First of Long Island Corporation



Non-Owner Occupied CRE 26%
Commercial & Industrial 4%
Construction 0%
Residential 35%
Multifamily 27%
Owner Occupied CRE 8%
$3.2B

Reserves / Gross Loans: 0.89%
Bank Level CRE / TRBC: 368%[2]

Pro Forma[1]



Non-Owner Occupied CRE 21%
Commercial & Industrial 13%
Construction 9%
Residential 15%
Multifamily 29%
Owner Occupied CRE 13%
$11.4B

Reserves / Gross Loans: 1.27%[3]
Bank Level CRE / TRBC: 452%[2][3]

Source: Company Filings; Financial data as of 3/31/2025; Loan composition per bank level call report filings

(1) Pro forma loan composition does not include purchase accounting or other adjustments

(2) Commercial real estate per definition in regulatory guidance; includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE

(3) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised by CNOB (as described in Form S-4), and the potential redemption of $75 million of existing CNOB subordinated debt

20

Other CRE 35% Multifamily 30% Business Loans 32% Residential/ Consumer 3% 21 CNOB Loan Portfolio Detail ($ in millions) Source: Company Filings and Company Designations Note: Financial data as of 3/31/2025; Numbers may not sum to 100% due to rounding Type Balance Percentage Type Balance Percentage CRE - Other / Misc 616$ 7% OOC - Other 468$ 6% CRE - Retail 594 7% OOC - Warehouse / Industrial 245 3% CRE - Office 343 4% OOC - Retail 207 2% CRE - Land Loan for Future Development 263 3% OOC - Office / Warehouse or Mixed Use 129 2% CRE - Warehouse / Industrial 216 3% OOC - Office 94 1% CRE - Mixed Use 134 2% Total CRE- Owner Occupied 1,143 14% CRE - Land Loan (Land Only) 65 1% Total CRE - Non-Owner Occupied 2,231 27% C&I - Other 362 4% C&I - Service 346 4% Construction - Multifamily 296 4% C&I - Schools 321 4% Construction -Other 175 2% C&I - CRE 113 1% Construction - 1 to 4 Family 146 2% C&I - Distribution 108 1% Total Construction 617 8% C&I - Contactors 79 1% Total CRE - Other $ 2,848 35% C&I - Transportation 73 1% C&I - Other Categories 64 1% Multi Family - 25 to 64 units 806$ 10% Total C&I 1,466 18% Multi Family - 10 to 24 unit 622 8% Total Business Loans $ 2,609 32% Multi Family - 100 units or more 413 5% Multi Family - 64 units to 99 units 355 4% Residential - 1st Lien 213$ 3% Multi Family - 5 to 9 units 294 3% Home Equity and Other 44 <1% Total Multifamily $ 2,490 30% Total Residential $ 257 3%

CRE / Total RBC (1) Historical Commercial Real Estate Concentration 22 (1) Commercial real estate per definition in regulatory guidance; includes non - owner occupied real estate, multifamily loans, constr uction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE (2) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised b y C NOB (as described in Form S - 4), and the potential redemption of $75 million of existing CNOB subordinated debt 426% 453% 470% 462% 434% 419% 452% 296% 351% 369% 361% 371% 369% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 2025Q1 Pro Forma w/ FLIC CNOB Bank Level FLIC Bank Level (2)

Multifamily Portfolio 2 3 Note: Data reflects CNOB and FLIC as of 3/31/2025 unless otherwise indicated (1) Reflects properties with 50% or greater rent - controlled units □ Total CNOB multifamily portfolio of $2.5 billion, or 30.2% of total loans □ Approximately 2/3 of the portfolio is located in suburban New Jersey, with about 7% in Manhattan □ Portfolio is primarily purchase deals to seasoned operators/relationship clients □ Minimum cap rates conservatively set at 5.0% □ Debt service coverage based on actual (not proforma) cash flows and stressed for interest rate shocks □ Personal guarantees and interest reserves used to enhance credit, when needed □ NYC “Majority Rent Regulated” (1) portfolio of approx. $301 million, or 3.7% of total loans □ Relationship - based loans organically originated with consistent and disciplined underwriting □ Very low exposure to value - add strategies □ FLIC transaction adds approximately $840 million to multifamily portfolio □ $444 million NYC “Majority Rent Regulated” □ 100% of multifamily rent regulated CRE was reviewed in due diligence □ An additional estimated $35 million credit mark was applied to rent regulated portfolio in pro forma financials. □ Remaining multifamily portfolio predominantly in Westchester and Long Island 23

Office Portfolio 24 Geographic Composition – CNOB Current □ CNOB total office CRE portfolio of approximately $436 million, or about 5.3%, of total loan portfolio □ Majority of the portfolio is located in suburban NJ □ NYC (5 boroughs) is ~25% of the office portfolio, reflecting approximately 1.4% of total loan portfolio, with Manhattan representing only one - third of NYC office □ High occupancy rate throughout the portfolio □ Primarily comprised of low LTV, high - tenancy specialty service and multi use buildings □ FLIC transaction adds $216 million of office CRE exposure □ Includes $65 million of NYC exposure, with the vast majority in the outer boroughs □ 100% of office CRE exposure was reviewed in due diligence process and appropriately marked NYC Office Majority Tenant Composition – CNOB Current Professional Services 11% Medical Office 29% Manufacturing 5% Commercial - Office Space 18% Private Schools 11% Restaurant 4% All Other 22% NJ 52% NY (Ex NYC) 14% Manhattan 10% Other NYC Boroughs 16% FL 7% Other 1% Note: Data reflects CNOB and FLIC as of 3/31/2025 unless otherwise indicated

CNOB Construction Portfolio □ Total construction loan portfolio of $618 million, reflecting 7.5% of CNOB’s total portfolio □ Highly experienced construction lender reflecting deep expertise and a highly - seasoned financially sound client base □ Risk adjusted returns are significant, reflecting CEO's background and expertise in construction lending □ Low historical loss experience with average NCOs under 10 bps over the last 5 years □ Prudent underwriting standards based on multiple factors: □ Project feasibility and developer background, Strict loan to cost advances Rental fallback, plan and cost review Interest reserves and personal guarantees with reliance on liquidity, Bank engineer oversight and inspection, Leveraging technology using built software in the construction monitoring process □ Size of portfolio has historically fluctuated from approximately 7.5% to 12.5% of total loans commensurate with market conditions and opportunities □ FLIC transaction provides CNOB with additional opportunities to prudently invest in this segment Note: All figures reflect standalone CNOB as of 3/31/2025 unless otherwise indicated 25

CNOB Non-Owner Occupied CRE Repricing Profile

($ in millions)

By Repricing / Maturity Year



$155
$17
$488
$859
$77
$543
$605
$78
$680
$276
$57
$231
$587
$62
$895
2025Y
2026Y
2027Y
2028Y
2029Y+
Majority Rent Regulated NYC Multifamily
Other Multifamily
Non-Owner Occupied CRE

- **Prudent underwriting practices mitigate rollover risk**
  - Every loan is relationship oriented directly with well known sponsors
  - At underwriting all loans are shocked at a minimum of +200 basis points; weighted average current multifamily rate of ~4.31% and nonowner occupied CRE of ~5.53%
  - Underwriting also utilizes conservative cap rates and DSCRs resulting in prudently calculated weighted average LTVs of ~60% for multifamily and ~50% for nonowner occupied CRE
- **All portfolios are subject to continuous stress testing and ongoing monitoring**
- **Our track record since June 2023 ~$900MM of loans have repriced resulting in de minimis increases to either delinquencies, nonaccruals and charge-offs**

Note: Data reflects CNOB as of 3/31/2025 unless otherwise indicated. Does not include construction or owner occupied CRE

26

IV. Funding & Liquidity Management

Attractive Deposit Base Funds Diversified Loan Portfolio

ConnectOne Bancorp, Inc.


Time Deposits (Retail) 16%(2)
Time Deposits (Jumbo) 17%(2)
$7.8B
Other Interest-Bearing Deposits 50%
Demand Deposits 17%

Cost of Total Deposits: 2.81%
Noninterest-bearing Deposits: 17.0%
Core Deposits: 83.1%(3)
Adj. Uninsured Deposits / Deposits: 23%(4)

First of Long Island Corporation


Time Deposits (Retail) 9%(2)
Time Deposits (Jumbo) 10%(2)
Other Interest-Bearing Deposits 48%
$3.3B(2)
Demand Deposits 33%

Cost of Total Deposits: 2.06%
Noninterest-bearing Deposits: 32.6%
Core Deposits: 90.1%(3)
Adj. Uninsured Deposits / Deposits: 30%(4)

Pro Forma(1)


Time Deposits (Retail) 14%(2)
Time Deposits (Jumbo) 15%(2)
Other Interest-Bearing Deposits 49%
$11.1B
Demand Deposits 22%

Cost of Total Deposits: 2.59%
Noninterest-bearing Deposits: 21.6%

Funding profile remains strong with ability to leverage incremental scale to minimize funding costs

Source: Company filings; Financial data as of 3/31/2025
(1) Pro forma loan composition does not include purchase accounting or other adjustments;
(2) Retail Time Deposits < $100k and Jumbo Time Deposits > $100k; CNOB and FLIC Retail and Jumbo Time Deposits implied per bank level regulatory filings as 3/31/2025
(3) Core deposits defined as deposits less time deposit accounts with balances over $100,000; Jumbo time deposits per bank level regulatory filings
(4) As of 3/31/2025, excludes collateralized and affiliate deposits

28

Estimated Uninsured Deposits (RC-O Memo item 2.) $1.6 Less: Collateralized Deposits (0.6) Less: Affiliate and Subsidiary Deposits (0.1) Adjusted Uninsured Deposits $1.0 Available Liquidity $0.9 Available Liquidity (multiple of Adj. Uninsured) 0.9x Estimated Uninsured Deposits (RC-O Memo item 2.) $7.0 Less: Collateralized Deposits (0.9) Less: Affiliate and Subsidiary Deposits (4.3) Adjusted Uninsured Deposits $1.8 Available Liquidity $3.6 Available Liquidity (multiple of Adj. Uninsured) 2.0x Liquidity Profile 29 CNOB Uninsured Deposits as of March 31, 2025 CNOB Available Liquidity as of March 31, 2025 ($ in billions) FLIC Uninsured Deposits as of March 31, 2025 FLIC Available Liquidity as of March 31, 2025 Cash and Equivalents $0.3 Unpledged Securities 0.3 FHLB / FRB Capacity 2.8 Unsecured Borrowing Lines 0.3 Total Available Liquidity $3.6 Cash and Equivalents $0.1 Unpledged Securities 0.2 FHLB / FRB Capacity 0.7 Unsecured Borrowing Lines 0.0 Total Available Liquidity $0.9 Note: RC - O Memo item 2. includes subsidiary deposits that are eliminated in consolidation

Federal Agency 16% Resi. Pass - thru 61% Comm. Mtg. Pass - thru 3% State and Political 19% Corporate 1% Conservative Securities Portfolio 30 Source: Company filings as of 3/31/2025 CNOB FLIC Available For Sale Securities ($M) State and Political 22% Resi. Pass - thru 21% CMOs 23% SBA Agency 15% Corporate 19% Q1 2025 AOCI associated with AFS Portfolio: $64.2M 10.1% of Total AFS portfolio Q1 2025 AOCI associated with AFS Portfolio: $46.1M 7.5% of Total AFS portfolio $637M $615M

Interest Rate Risk Positioning 31 Note: Interest rate sensitivity is not pro forma for FLIC merger. Reflects CNOB as of March 31, 2025, based on a static bala nce sheet and immediate and parallel interest rate shocks NIM: Net Interest Margin, COD: Cost of Deposits, reflect full year average rates and 2025Q1 is annualized average rates. Calculated Increase (Decrease) in Projected Ann. Net Interest Income ($M) Rate Shock March 31, 2025 Scenario $ Change % Change +300 bps ($25.5) (8.5%) +200 bps ($15.8) (5.3%) +100 bps ($6.5) (2.2%) -100 bps $6.8 2.3% -200 bps $15.2 5.1% -300 bps $22.5 7.6% 3.35% 3.46% 3.66% 3.69% 2.82% 2.72% 2.93% 2.57% 2.64% 2.74% 2.89% 2.16% 1.83% 1.91% 1.41% 2.00% 0.40% 0.75% 2.74% 3.23% 2.81% 1.01% 0.62% 0.30% 0.35% 1.50% 2.17% 2.06% 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 CNOB NIM FLIC NIM CNOB COD FLIC COD CNOB Interest Rate Sensitivity Net Interest Margin and Cost of Deposits

V. Appendix

Historical Double Leverage and Interest Coverage

In millions	Fiscal Year Ended, 2020	2021	2022	2023	2024	Twelve Months Ended 3/31/25	Twelve Months Ended: PF for FLIC[1] 3/31/25	Twelve Months Ended: PF for FLIC & $200M Sub Debt Raise[2] 3/31/25	
Double Leverage									
Bank-Level Equity	$1,002	$1,112	$1,179	$1,253	$1,277	$1,289	$1,522	$1,622	
Consolidated Equity	915	1,124	1,179	1,217	1,242	1,253	1,487	1,487	
Double Leverage Ratio	109%	99%	100%	103%	103%	103%	102%	109%	
Interest Coverage									
Earnings:									
Income From Continuing Operations Before Taxes	**$90.4**	**$175.1**	**$171.2**	**$117.0**	**$98.5**	**$102.8**	**$119.1**	**$112.9**	
(+) Interest Expense: Debt	17.8	14.1	21.1	28.8	25.7	21.8	41.5	37.2	
(+) Sub Debt Interest Attributable to $200M Capital Raise [2]	–	–	–	--	--	–	-	15.4	
Earnings (Before Long Term Debt Interest)	**$108.2**	**$189.2**	**$192.3**	**$145.7**	**$124.2**	**$124.6**	**$160.6**	**$165.4**	A
(+) Interest Expense: Deposits	52.4	24.8	50.6	206.2	244.8	238.4	310.9	310.9	
Earnings (Before Long Term Debt & Deposit Interest)	**$160.6**	**$213.9**	**$242.9**	**$351.9**	**$369.0**	**$363.1**	**$471.4**	**$476.3**	B
Interest Expense:									
(+) Interest Expense: Debt	$17.8	$14.1	$21.1	$28.8	$25.7	$21.8	$41.5	$37.2	
(+) Sub Debt Interest Attributable to $200M Capital Raise [2]	–	–	–	--	--	–	-	15.4	
Interest Expense, Excluding Interest on Deposits	**$17.8**	**$14.1**	**$21.1**	**$28.8**	**$25.7**	**$21.8**	**$41.5**	**$52.5**	C
(+) Interest on Deposits	52.4	24.8	50.6	206.2	$244.8	238.4	310.9	310.9	
Interest Expense, Including Interest on Deposits	**$70.2**	**$38.9**	**$71.6**	**$235.0**	**$270.6**	**$260.3**	**$352.3**	**$363.4**	D
Interest Coverage (Ex. Deposit Interest Expense) - A / C	6.1 x	13.4 x	9.1 x	5.1 x	4.8 x	5.7 x	3.9 x	3.1 x	
Interest Coverage (Inc. Deposit Interest Expense) - B / D	2.3 x	5.5 x	3.4 x	1.5 x	1.4 x	1.4 x	1.3 x	1.3 x	

(1) Presented as of 3/31/2025, Pro forma includes impact of FLIC acquisition
(2) Presented as of 3/31/2025; Pro forma includes impact of FLIC acquisition, $200 million subordinated debt that may be raised by CNOB (as described in Form S-4), and the potential redemption of $75 million of existing CNOB subordinated debt

33

CNOB Historical Financial Profile

	For the Calendar Year Ended					For the Quarter Ended
	2020	2021	2022	2023	2024	Mar. 31, 2025
Balance Sheet ($000)						
Total Assets	7,547,339	8,129,480	9,644,948	9,855,603	9,879,600	9,759,255
Annualized Growth	*22.2%*	*7.7%*	*18.6%*	*2.2%*	*0.2%*	*(1.0%)*
Gross Loans HFI	6,236,307	6,828,622	8,099,689	8,345,145	8,274,810	8,201,134
Annualized Growth	*22.0%*	*9.5%*	*18.6%*	*3.0%*	*(0.8%)*	*(1.2%)*
Gross Loans HFI / Deposits (%)	105	108	110	111	106	106
Capital Ratios (%)						
Tangible Common Equity Ratio [(1)]	9.5	10.1	9.0	9.2	9.5	9.7
Tier 1 Capital	10.9	12.2	11.7	12.0	12.3	12.5
Total Capital	15.1	15.3	14.5	13.8	14.1	14.3
CRE Concentration as % of Total Risk Based Capital (Bank-Level)	426	453	470	462	434	419
Asset Quality (%)						
NPLs / Loans	1.37	1.54	1.18	0.63	0.69	0.61
NPAs / Assets	1.13	1.30	1.00	0.53	0.58	0.51
NCOs / Average Loans	0.00	0.03	0.07	0.21	0.16	0.17
Earnings & Profitability ($000)						
Net Income	71,289	130,353	125,211	87,003	73,793	20,242
Annualized Growth	*(2.9%)*	*82.9%*	*(3.9%)*	*(30.5%)*	*(15.2%)*	*17.7%*
Provision	41,000	(5,500)	17,750	8,200	13,800	3,500
Operating Return on Average Assets (%)[(1)]	1.12 [(2)]	1.71 [(2)]	1.45 [(2)]	0.92 [(2)]	0.78	0.88
Operating Return on Average Tangible Common Equity (%)[(1)]	12.5 [(2)]	17.4 [(2)]	14.8 [(2)]	9.6 [(2)]	7.7	8.6
NIM (%)	3.46	3.66	3.69	2.82	2.72	2.93
Operating Noninterest Income / Average Assets (%)[(1)]	0.19	0.20	0.17	0.15	0.17	0.16
Operating Noninterest Expense / Average Assets (%)[(1)]	1.39	1.38	1.42	1.45	1.52	1.56
Yields and Costs (%)						
Yield on Loans	4.80	4.59	4.80	5.57	5.86	5.73
Yield on Earning Assets	4.47	4.20	4.55	5.38	5.66	5.52
Cost of Interest Bearing Deposits	1.14	0.52	0.98	3.33	3.88	3.44
Cost of Total Deposits	0.90	0.40	0.75	2.74	3.23	2.81
Cost of Funds	1.08	0.58	0.94	2.79	3.21	2.80

(1) Represents a non-GAAP measure. Please refer to Non-GAAP reconciliation in Appendix
(2) Assumes 28% tax rate from 2020 to 6/30/2023, otherwise per CNOB filings

34

CNOB Reconciliation of GAAP and Non-GAAP Measures

($ in thousands)	For the Calendar Year Ended 2020	2021	2022	2023	2024	For the Quarter Ended Mar. 31, 2025
Reconciliation of GAAP Net Income to Operating Net Income:						
Net income	71,289	130353	125211	87,003	73,793	20242
FDIC special assessment	-	-	-	2,100	-	-
Merger expenses	14640	-	-	-	1,605	1,320
Foreclosed Property Expense	(3)	-	-	-	-	-
Branch closing expenses	-	-	-	-	477	-
Bank owned life insurance restructuring charge	-	-	-	-	-	327
Amortization of core deposit intangibles	2,559	1,981	1,685	1,438	1,235	279
Net (gains) losses on equity securities	(202)	373	1,521	117	(2)	(529)
Net (gains) losses on sale of investment securities	(29)	(195)	-	-	-	-
Tax impact of adjustments	(4750)	(605)	(898)	(1,076)	(971)	(420)
Operating net income	**83,504**	**131,907**	**127,519**	**89,582**	**76,137**	**21,219**
Preferred dividends	-	1,717	6,036	6,036	6,036	1,509
Operating net income available to common stockholders	**83,504**	**130,190**	**121,483**	**83,546**	**70,101**	**19,710**
Return on Assets Measures						
Average assets	7,453,474	7,735,228	8,782,741	9,695,395	9,750,439	9,748,605
Operating return on avg. assets (non-GAAP)(1)	**1.12%**	**1.71%**	**1.45%**	**0.92%**	**0.78%**	**0.88%**
Return on Equity Measures						
Average stockholders' equity	880,720	1,007,023	1,150,395	1,197,358	1,229,523	1,254,373
Less: average preferred stock	-	(41,028)	(110,927)	(110,927)	(110,927)	(110,927)
Average common equity	**880,720**	**965,995**	**1,039,468**	**1,086,431**	**1,118,596**	**1,143,446**
Less: average intangible assets	(213,884)	(218,347)	(216,514)	(214,987)	(213,664)	(212,872)
Average tangible common equity	**666,836**	**747,648**	**822,954**	**871,444**	**904,932**	**930,575**
Operating return on avg. tangible common equity (non-GAAP)(2)	**12.5%**	**17.4%**	**14.8%**	**9.6%**	**7.7%**	**8.6%**
Efficiency Measures						
Total noninterest expenses	121,001	109,011	126,388	143,949	151,798	39,305
FDIC special assessment	-	-	-	(2,100)	-	-
Merger expenses	(14,640)	-	-	-	(1,605)	(1,320)
Branch closing expenses	-	-	-	-	(477)	-
Bank owned life insurance restructuring charge	-	-	-	-	-	(327)
Amortization of core deposit intangibles	(2,559)	(1,981)	(1,685)	(1,438)	(1,235)	(279)
Foreclosed Property Expense	3	-	-	-	-	-
Operating noninterest expense	**103,805**	**107,030**	**124,703**	**140,411**	**148,481**	**37,379**
Net interest income (tax equivalent basis)	239,879	264,650	304,611	258,290	250,669	66,580
Noninterest income	14,400	15,691	13,243	14,001	16,728	4,451
Net (gains) losses on equity securities	*(202)*	*373*	*1,521*	*117*	*(2)*	*(529)*
Net (gains) losses on sales of securities	*(29)*	*(195)*	-	-	-	-
Net gains on sale of branches	-	*(674)*	-	-	-	-
Operating noninterest income	14,169	15,195	14,764	14,118	16,726	3,922
Operating revenue	**254,048**	**279,845**	**319,375**	**272,408**	**267,395**	**70,502**
Operating pre-tax pre-provision return on avg. assets (non-GAAP)(3)	**2.02%**	**2.23%**	**2.22%**	**1.36%**	**1.22%**	**1.38%**
Operating efficiency ratio (non-GAAP)(4)	**40.9%**	**38.2%**	**39.0%**	**51.5%**	**55.5%**	**53.0%**
Operating noninterest income / operating revenue	**5.6%**	**5.4%**	**4.6%**	**5.2%**	**6.3%**	**5.6%**
Operating noninterest income / average assets	**0.19%**	**0.20%**	**0.17%**	**0.15%**	**0.17%**	**0.16%**
Operating noninterest expense / average assets	**1.39%**	**1.38%**	**1.42%**	**1.45%**	**1.52%**	**1.56%**

(1) Operating net income divided by average assets
(2) Operating net income available to common stockholders divided by average tangible common equity
(3) Operating revenue minus operating noninterest expense, divided by average assets
(4) Operating noninterest expense divided by operating revenue

35

CNOB Reconciliation of GAAP and Non - GAAP Measures (Cont.) 36 (1) Tangible common equity divided by tangible assets (2) Tangible common equity divided by common shares outstanding For the Calendar Year Ended For the Quarter Ended ($ in thousands) 2020 2021 2022 2023 2024 Mar. 31, 2025 Capital Ratios Stockholders equity 915,310 1,124,212 1,178,751 1,216,620 1,241,704 1,252,939 Less: preferred stock - (110,927) (110,927) (110,927) (110,927) (110,927) Common equity 915,310 1,013,285 1,067,824 1,105,693 1,130,777 1,142,012 Less: intangible assets (219,349) (217,369) (215,684) (214,246) (213,011) (212,732) Tangible common equity 695,961 795,916 852,140 891,447 917,766 929,280 Total assets 7,547,339 8,129,480 9,644,948 9,855,603 9,879,600 9,759,255 Less: intangible assets (219,349) (217,369) (215,684) (214,246) (213,011) (212,732) Tangible assets 7,327,990 7,912,111 9,429,264 9,641,357 9,666,589 9,546,523 Common shares outstanding 39,785,398 39,568,090 39,243,123 38,519,770 38,370,317 38,469,975 Tangible common equity ratio (non-GAAP) (1) 9.5% 10.1% 9.0% 9.2% 9.5% 9.7% Tangible book value per share (non-GAAP) (2) 17.49 20.12 21.71 23.14 23.92 24.16